Exhibit 99.1

PRESS RELEASE

Contact:

Kevin S. Bauer	For Release May 5, 2011
Vice President and CFO
510-668-7100

Exar Corporation Reports Fiscal 2011 Fourth Quarter Results

Fremont, California, May 5, 2011 – Exar Corporation (Nasdaq: EXAR) today reported financial results for its fiscal 2011 fourth quarter ended March 27, 2011.

Net sales for the fourth quarter of fiscal 2011 were $33.8 million compared to net sales of $35.4 million for the prior quarter and $38.5 million for the fourth quarter of fiscal 2010.

The GAAP gross margin for the fourth quarter of fiscal 2011 was 35.0% compared to 45.5% for the prior quarter and 50.4% in the fourth quarter of fiscal 2010.

On a non-GAAP basis, the gross margin for the fourth quarter of fiscal 2011 was 46.1% compared to 50.0% for the prior quarter and 54.0% in the fourth quarter of fiscal 2010.

The GAAP net loss for the fourth quarter of fiscal 2011 was $18.8 million, or $0.42 net loss per share, compared to a net loss of $5.0 million, or $0.11 net loss per share in the prior quarter, and a net loss of $3.3 million, or $0.08 net loss per share, for the fourth quarter of fiscal 2010.

On a non-GAAP basis, the net loss was $4.6 million for the fourth quarter of fiscal 2011 or $0.10 net loss per share, compared to net loss of $1.9 million, or $0.04 net loss per share in the previous quarter, and the net income of $1.5 million, or $0.03 earnings per share, in the fourth quarter of fiscal 2010.

The Company ended the fourth quarter of fiscal 2011 with cash, cash equivalents and short-term marketable securities of $201 million.

“We completed fiscal 2011 with revenue growth of 8.2% year over year. As the fourth quarter progressed we saw momentum in new orders and shipments,” said Pete Rodriguez, the Company’s president and chief executive officer. “During the period we exited the 10 Gigabit Ethernet Network Interface Card market as announced on March 4, 2011. We reduced our quarterly operating expenses by approximately $3 million, thereby significantly reducing our revenue breakeven point.”

For the first quarter of fiscal 2012 ending July 3, 2011, the Company projects that net sales will be between $34 million and $36 million. The non-GAAP gross margin is expected to be between 47% and 49%. Operating expenses are expected to be between $18 million and $19 million on a non-GAAP basis.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the fourth quarter of fiscal 2011, today, Thursday, May 5, 2011 at 1:30 p.m. PDT. To access the conference call, please dial (800) 230-1085 by 1:20 p.m. PDT and use conference ID number 201781. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investor Relations Homepage at: http://www.exar.com. A replay of the call will be available starting at 3:00 p.m. PDT on May 5, 2011 until 11:59 p.m. PDT on May 12, 2011. To access the replay, please dial (800) 475-6701 and use conference ID number 201781.

Product Line Highlights:

Power Management

http://www.exar.com/Common/Content/News.aspx?id=8366

Datacom and Storage

http://www.exar.com/Common/Content/News.aspx?id=8342

http://www.exar.com/Common/Content/News.aspx?id=8390

Interface

http://www.exar.com/Common/Content/News.aspx?id=8364

http://www.exar.com/Common/Content/News.aspx?id=8398

Safe Harbor Statement

The Company’s statements about its future financial performance, changes in gross margins, net sales and operating expenses, resource allocation and its impact on future performance and product development initiatives, design win conversion, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, and industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; vendor capacity, quality or throughput constraints; successful integration of acquired businesses; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or acquisition related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 28, 2010 and the Quarterly Reports on Form 10-Q for the periods ended June 27, 2010, September 26, 2010 and December 26, 2010.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquisition-related costs, exit costs, separation costs of executive officers, acceleration of depreciation on abandoned equipment, impairment of purchased intangible assets, impairment charges on investments, and income tax effects. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation delivers highly differentiated silicon, software and subsystem solutions for industrial, datacom and storage applications. For over 40 years, Exar’s comprehensive knowledge of end-user markets along with the underlying analog, mixed signal and digital technology has enabled innovative solutions that meet the needs of the evolving connected world. Exar’s product portfolio includes power management and interface components, communications products, storage optimization solutions, network security and applied service processors. Exar has locations worldwide providing real-time customer support to drive rapid product development. For more information about Exar, visit: http://www.exar.com.

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	MARCH 27,	MARCH 28,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$15,039	$25,486
Short-term marketable securities	185,960	186,598
Accounts receivable (net of allowances of $1,165 and $831)	9,776	13,461
Accounts receivable, related party (net of allowances of $358 and $605)	3,194	4,323
Inventories	21,962	15,000
Other current assets	3,562	5,106

Total current assets	239,493	249,974

Property, plant and equipment, net	38,009	42,941
Goodwill	3,184	3,085
Intangible assets, net	15,390	31,957
Other non-current assets	2,139	5,357

Total assets	$298,215	$333,314

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$8,794	$9,828
Accrued compensation and related benefits	6,069	6,619
Deferred income and allowances on sales to distributors	4,632	4,227
Deferred income and allowances on sales to distributors, related party	10,680	10,650
Other accrued expenses	7,062	10,598

Total current liabilities	37,237	41,922
Long-term lease financing obligations	12,558	13,454
Other non-current obligations	3,841	3,806

Total liabilities	53,636	59,182

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 44,519,663 and 43,839,514 shares issued and outstanding at March 27, 2011 and March 28, 2010, respectively (net of treasury shares)	4	4

Additional paid-in capital	728,139	720,455
Accumulated other comprehensive income (loss)	(287)	1,282
Treasury stock at cost, 19,924,369 shares at March 27, 2011 and March 28, 2010	(248,983)	(248,983)
Accumulated deficit	(234,294)	(198,626)

Total stockholders’ equity	244,579	274,132

Total liabilities and stockholders’ equity	$298,215	$333,314

Note: Certain amounts previously reported above have been reclassified to conform to the current period presentation.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 27,	DECEMBER 26,	MARCH 28,	MARCH 27,	MARCH 28,
	2011	2010	2010	2011	2010
Net sales	$22,579	$24,892	$26,990	$101,721	$97,676
Net sales, related party	11,192	10,473	11,507	44,284	37,202

Total net sales	33,771	35,365	38,497	146,005	134,878

Cost of sales:
Cost of sales	14,966	12,742	12,723	54,992	48,728
Cost of sales, related party	5,555	5,007	5,200	20,972	17,581
Amortization of purchased intangible assets	1,443	1,533	1,172	6,044	5,187

Total cost of sales	21,964	19,282	19,095	82,008	71,496

Gross profit	11,807	16,083	19,402	63,997	63,382

Operating expenses:
Research and development	12,744	12,071	12,255	51,098	48,511
Selling, general and administrative	11,094	10,298	11,686	45,432	48,861
Impairment of purchased intangible assets	7,485	—	—	7,485	—

Total operating expenses	31,323	22,369	23,941	104,015	97,372
Loss from operations	(19,516)	(6,286)	(4,539)	(40,018)	(33,990)

Other income and expense, net:
Interest income and other, net	1,157	1,577	1,741	5,925	7,030
Interest expense	(311)	(313)	(323)	(1,258)	(1,296)
Impairment charges on investments	—	—	—	(62)	(317)

Total other income and expense, net	846	1,264	1,418	4,605	5,417

Loss before income taxes	(18,670)	(5,022)	(3,121)	(35,413)	(28,573)
Provision for (benefit from) income taxes	166	(63)	189	255	(463)

Net loss	$(18,836)	$(4,959)	$(3,310)	$(35,668)	$(28,110)

Loss per share:
Basic loss per share	$(0.42)	$(0.11)	$(0.08)	$(0.81)	$(0.64)

Diluted loss per share	$(0.42)	$(0.11)	$(0.08)	$(0.81)	$(0.64)

Shares used in the computation of loss per share:

Basic	44,503	44,300	43,822	44,218	43,584

Diluted	44,503	44,300	43,822	44,218	43,584

Note: Certain amounts previously reported above have been reclassified to conform to the current period presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	MARCH 27,	DECEMBER 26,	MARCH 28,	MARCH 27,	MARCH 28,
	2011	2010	2010	2011	2010
Net Sales	$33,771	$35,365	$38,497	$146,005	$134,878

GAAP gross profit	$11,807	$16,083	$19,402	$63,997	$63,382
GAAP gross margin	35.0%	45.5%	50.4%	43.8%	47.0%
Stock-based compensation	93	78	144	489	528
Amortization of acquired intangible assets	1,443	1,533	1,172	6,044	5,187
Fair value adjustment of acquired inventories	—	—	72	42	2,398
Acquisition-related costs	—	—	—	—	24
Exit costs	2,212	—	—	2,212	—

Non-GAAP gross profit	15,555	17,694	20,790	72,784	71,519

Non-GAAP gross margin	46.1%	50.0%	54.0%	49.9%	53.0%

GAAP research and development expenses	$12,744	$12,071	$12,255	$51,098	$48,511
Stock-based compensation	375	645	624	3,241	2,325
Amortization of acquired intangible assets	72	72	927	2,292	2,785
Acquisition-related costs	—	—	10	—	887
Exit costs	1,210	—	—	1,210	—

Non-GAAP research and development expenses	$11,087	$11,354	$10,694	$44,355	$42,514

GAAP selling, general and administrative expenses	$11,094	$10,298	$11,686	$45,432	$48,861
Stock-based compensation	769	585	887	3,651	3,112
Amortization of acquired intangible assets	254	294	198	1,143	697
Acquisition-related costs	—	—	542	328	5,385
Exit costs	165	—	—	165	—
Separation costs of executive officers	—	—	—	—	162
Acceleration of depreciation on abandoned equipment	—	—	50	—	50

Non-GAAP selling, general and administrative expenses	$9,906	$9,419	$10,009	$40,145	$39,455

GAAP operating expenses	$31,323	$22,369	$23,941	$104,015	$97,372
Stock-based compensation	1,144	1,230	1,511	6,892	5,437
Amortization of acquired intangible assets	326	366	1,125	3,435	3,482
Acquisition-related costs	—	—	552	328	6,272
Exit costs	1,375	—	—	1,375	—
Separation costs of executive officers	—	—	—	—	162
Acceleration of depreciation on abandoned equipment	—	—	50	—	50
Impairment of purchased intangible assets	7,485	—	—	7,485	—

Non-GAAP operating expenses	$20,993	$20,773	$20,703	$84,500	$81,969

GAAP operating loss	$(19,516)	$(6,286)	$(4,539)	$(40,018)	$(33,990)
Stock-based compensation	1,237	1,308	1,655	7,381	5,965
Amortization of acquired intangible assets	1,769	1,899	2,297	9,479	8,669
Fair value adjustment of acquired inventories	—	—	72	42	2,398
Acquisition-related costs	—	—	552	328	6,296
Exit costs	3,587	—	—	3,587	—
Separation costs of executive officers	—	—	—	—	162
Acceleration of depreciation on abandoned equipment	—	—	50	—	50
Impairment of purchased intangible assets	7,485	—	—	7,485	—

Non-GAAP operating income (loss)	$(5,438)	$(3,079)	$87	$(11,716)	$(10,450)

GAAP net loss	$(18,836)	$(4,959)	$(3,310)	$(35,668)	$(28,110)
Stock-based compensation	1,237	1,308	1,655	7,381	5,965
Amortization of acquired intangible assets	1,769	1,899	2,297	9,479	8,669
Fair value adjustment of acquired inventories	—	—	72	42	2,398
Acquisition-related costs	—	—	552	328	6,296
Exit costs	3,587	—	—	3,587	—
Separation costs of executive officers	—	—	—	—	162
Acceleration of depreciation on abandoned equipment	—	—	50	—	50
Impairment of purchased intangible assets	7,485	—	—	7,485	—
Impairment charges on investments	—	—	—	62	317
Income tax effects	129	(118)	141	76	(40)

Non-GAAP net income (loss)	$(4,629)	$(1,870)	$1,457	$(7,228)	$(4,293)

GAAP loss per share	$(0.42)	$(0.11)	$(0.08)	$(0.81)	$(0.64)
Stock-based compensation	0.03	0.03	0.04	0.17	0.14
Amortization of acquired intangible assets	0.04	0.04	0.05	0.21	0.20
Fair value adjustment of acquired inventories	—	—	0.00	0.00	0.06
Acquisition-related costs	—	—	0.01	0.01	0.14
Exit costs	0.08	—	—	0.08	—
Separation costs of executive officers	—	—	—	—	0.00
Acceleration of depreciation on abandoned equipment	—	—	0.00	—	0.00
Impairment of purchased intangible assets	0.17	—	—	0.17	—
Impairment charges on investments	—	—	—	0.00	0.01
Income tax effects	0.00	(0.00)	0.00	0.00	(0.00)

Non-GAAP diluted earnings (loss) per share	$(0.10)	$(0.04)	$0.03	$(0.16)	$(0.10)

Shares used in earnings (loss) per share — GAAP	44,503	44,300	43,822	44,218	43,584
The effect of dilutive potential common shares due to reporting Non-GAAP net income	—	—	262	—	—
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	—	—	(28)	—	—

Shares used in diluted earnings per share — Non-GAAP	44,503	44,300	44,056	44,218	43,584

Notes: Exit costs are primarily excess inventory and severance charges in connection with exiting the 10GbE virtualization market.

Certain amounts may not total due to rounding.